Segment Information - Summary Of Reconciles Total Share Based Compensation Expense (Detail) - USD ($) $ in Millions		12 Months Ended
		Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Total share-based compensation expense	[1]	$ 62.5	$ 73.4	$ 70.2
Amount included in restructuring and other	[2]	(7.7)	(4.2)	0.0
Adjusted share-based compensation		$ 54.8	$ 69.2	$ 70.2

[1]	Total share-based compensation expense in the years ended March 31, 2024, 2023 and 2022 includes $15.0 million, $26.7 million and $19.6 million, respectively, of corporate allocation of share-based compensation expense, representing the allocation of Lionsgate’s corporate employee share-based compensation expense.
[2]	Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of vesting schedules for equity awards pursuant to certain severance arrangements.